EXHIBIT 10.05

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             MANAGER'S CONSENT AND SUBORDINATION
                    OF MANAGEMENT AGREEMENT


           THIS MANAGER'S CONSENT AND SUBORDINATION OF MANAGEMENT AGREEMENT (this "AGREEMENT"), dated as of March 28, 1996, made between SHOWBOAT MARINA PARTNERSHIP, an Indiana general partnership, with an office located at 2001 East Columbus Drive, East Chicago, Indiana 46312 ("MANAGER") and American Bank National Association, a national banking association ("MORTGAGEE").


                     W I T N E S S E T H :


           WHEREAS, Showboat Marina Casino Partnership ("MORTGAGOR"), an Indiana general partnership and Showboat Marina Finance Corporation ("FINANCE CORPORATION"), a Nevada corporation have issued those certain 13 1/2% First Mortgage Notes due 2003 (the "FIRST MORTGAGE NOTES") in the aggregate principal amount of $140,000,000 pursuant to that certain Indenture (the
"INDENTURE"), dated as of March 28, 1996, among Mortgagor, Finance Corporation and Mortgagee, as trustee;

           WHEREAS, the proceeds of the First Mortgage Notes are to be used to finance, in part, the design, development, construction, equipping, and opening of East Chicago Showboat Casino (as defined in the Leasehold Mortgage (hereinafter defined));

           WHEREAS, Mortgagor is the holder of the leasehold estate in and to that certain parcel of real property more particularly described on EXHIBIT A attached hereto and made a part hereof (the "PROPERTY"); and

           WHEREAS, the First Mortgage Notes are secured, in part, by a certain Leasehold Mortgage, Assignment of Rents and Security Agreement, dated as of the date hereof (the "LEASEHOLD MORTGAGE"), made by Showboat Marina Casino Partnership, as mortgagor, to mortgagee (such mortgagee, and any successor and/or assign thereof are hereinafter referred to as "MORTGAGEE"), which Leasehold Mortgage covers Mortgagor's leasehold interest in the Property.

           NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce Mortgagee to accept the Leasehold Mortgage and the other Loan Documents (as defined in the Indenture), Manager hereby represents, warrants, covenants and agrees for the benefit of Mortgagee as follows:

           1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Leasehold Mortgage.

           2. MANAGER'S REPRESENTATIONS. Manager warrants and represents to Mortgagee, as of the date hereof, that the following are true and correct:

                (a) Manager has agreed to act as manager of the Property pursuant to the Management Agreement, dated as of March 1, 1996, between Mortgagor and Manager (the "MANAGEMENT AGREEMENT"). Manager has delivered a true, correct and complete copy of the Management Agreement to Mortgagee.

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                (b)  The  entire  agreement between  Manager  and
Mortgagor for the management of the Property is evidenced by the Management Agreement.

                (c) The Management Agreement constitutes the legal, valid and binding agreement of Manager, enforceable in accordance with its terms, and Manager has or will obtain prior to the date East Chicago Showboat Casino becomes Operating full authority under all state and local laws and regulations to perform all of its obligations under the Management Agreement.

                (d) Mortgagor is not in default in the performance of any of its obligations under the Management Agreement and all payments and fees required to be paid by Mortgagor to Manager thereunder have been paid to the date hereof.

           3.   MANAGER'S AGREEMENTS.   Notwithstanding the terms
of the Management Agreement, Manager hereby consents to and covenants and agrees as follows:

                (a) NO TERMINATION OF MANAGEMENT AGREEMENT. Subject to the terms of the Indenture and this Agreement, Manager shall not terminate the Management Agreement without first obtaining Mortgagee's written consent. Manager shall promptly deliver written notice to Mortgagee of any default under the Management Agreement which provides Manager with the right to terminate the Management Agreement.

                (b) SUBORDINATION OF MANAGEMENT AGREEMENT TO LIEN OF LEASEHOLD MORTGAGE. Except as provided in this Agreement, the Management Agreement and any and all liens, rights and interests (whether choate or inchoate and including, without limitation, all mechanic's and materialmen's liens under applicable law) owed, claimed or held, by Manager in and to the Property, are and shall be at all times and in all respects subordinate and inferior to the liens and security interests created or to be created for the benefit of Mortgagee, its successors and assigns, securing the repayment of the First Mortgage Notes including, without limitation, those created under the Leasehold Mortgage covering, among other things, the Property, and filed or to be filed of record in the public records maintained for the recording of mortgages in the jurisdiction where the Property is located, and all renewals, extensions, increases, supplements, amendments, modifications and replacements thereof. Manager expressly acknowledges and agrees that upon any payment or distribution of cash, securities or other property to any creditors of Mortgagor in a liquidation (total or partial), reorganization or dissolution of Mortgagor, whether voluntary or involuntary, or in a bankruptcy, reorganization, insolvency, receivership, assignment for the benefit of creditors, marshalling of assets or similar proceeding, the payment of the management fee under the Management Agreement shall be subordinated in right of payment to the prior payment in full in cash of all payments of principal of, interest on and Liquidated Damages (as defined in the Indenture) with respect to the First Mortgage Notes excluding, however, management fees which are incurred or arise after the date that Mortgagee provides Manager with the notice set forth in paragraph 3(g) hereof.

                (c) MORTGAGEE'S RIGHT TO TERMINATE. Upon the occurrence and continuance of an Event of Default under the Leasehold Mortgage or any default under the Management Agreement which provides the Manager with the right to terminate the Management Agreement, Manager shall, at the request of Mortgagee, its successors or assigns, continue performance, on behalf of Mortgagee, or its successors or assigns, of all of Manager's obligations under the terms of the Management Agreement with respect to the Property, provided Mortgagee sends to Manager the notice set forth in paragraph 3(g) hereof and performs or causes to be performed the obligations of Mortgagor to Manager under the Management Agreement accruing or arising from and after, and with respect to the period commencing

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upon, the effective date of such notice.   Upon,  or  at any time
after an Event of Default and continuance thereof under the Leasehold Mortgage, Mortgagee shall have the right to terminate
the Management Agreement by  giving Manager   thirty  (30)  days'
prior written notice of such termination, in which event Manager shall resign as manager of the Property effective upon the end of such thirty (30) day period and Mortgagee shall neither be bound
nor  obligated  to   perform  the  covenants   and obligations of
Mortgagor  under  the  Management  Agreement.   Without  limiting
Manager's rights against Mortgagor, Manager agrees not to look to Mortgagee for payment of any accrued but unpaid management fees relating to the Property accruing prior to the effective date of the notice set forth in paragraph 3(g) hereof or those which may occur prior to any notice of termination if such notice is prior to the notice set forth in paragraph 3(g) hereof.

                (d) FURTHER ASSURANCES. Manager further agrees to (i) execute such affidavits and certificates as Mortgagee shall reasonably require to further evidence the agreements herein contained, (ii) on reasonable request from Mortgagee, furnish Mortgagee with copies of such information as Mortgagor is entitled to receive under the Management Agreement, and (iii) cooperate with Mortgagee's representative in any inspection of all or any portion of the Property.

                (e) ASSIGNMENT OF LEASES AND RENTS. Manager acknowledges that, as further security for the First Mortgage Notes, Mortgagor has assigned to Mortgagee all of Mortgagor's right, title and interest in and to all of the leases now or hereafter affecting the Property entered into by Mortgagor as lessor together with any and all rents in connection therewith (the "ASSIGNMENT"). Manager hereby agrees that upon receipt of written notice from Mortgagee that an Event of Default has occurred and is continuing under the Leasehold Mortgage, Manager shall thereafter deliver to Mortgagee, for application in accordance with the terms and conditions of the Assignment, all income and proceeds relating to the Property then being held by Manager, and all rents, security deposits (upon compliance with any requirements of applicable law with respect thereto) and other income and proceeds received from and after the date thereof from any and all tenants or other parties occupying or using any portion of the Property.

                (f) NO JOINT VENTURE. Mortgagee has no obligation to Manager with respect to the Leasehold Mortgage or other Collateral Documents and Manager shall not be a third party beneficiary with respect to any of Mortgagee's obligations to Mortgagor set forth in the Collateral Documents. The relationship of Mortgagee to Mortgagor is one of a creditor to a debtor and Mortgagee is not a joint venturer or partner of Mortgagor.

                (g) MORTGAGEE NOT OBLIGATED UNDER MANAGEMENT AGREEMENT. Manager further agrees that nothing herein shall impose upon Mortgagee any obligation for payment or performance in favor of Manager under the Management Agreement, unless Mortgagee notifies Manager in writing after an Event of Default under the Leasehold Mortgage or any default under the Management Agreement that provides Manager with the right to terminate the Management Agreement, that (i) Mortgagee has elected to assert Mortgagor's rights under the Management Agreement with respect to the Property and assume its obligations thereunder and (ii) Mortgagee agrees to pay Manager the sums due Manager with respect to the Property under the terms of the Management Agreement from and after the effective date of Mortgagee's notice to Manager.

                (h) MORTGAGEE'S RELIANCE ON REPRESENTATIONS. Manager has executed this Agreement in order to induce Mortgagee to accept the Leasehold Mortgage and the Collateral Documents with full knowledge that Mortgagee shall rely upon the representations, warranties and agreements herein

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contained,  and    that   but   for   this   instrument  and  the
representations, warranties and agreements herein contained, Mortgagee would not take such actions.

                (i) GOVERNED BY COLLATERAL DOCUMENTS. Manager agrees that until such time as the Leasehold Mortgage shall be released in accordance with its terms and those of the Collateral Documents, Manager shall comply with all of Mortgagor's obligations under the Leasehold Mortgage with respect to the Property, notwithstanding anything contained in the Management Agreement to the contrary. Manager confirms that it has received copies of the Leasehold Mortgage and other Collateral Documents and is fully familiar with the terms thereof.

                (j) SUCCESSORS AND ASSIGNS. Manager agrees that this Agreement and Manager's obligations hereunder shall be binding upon Manager and its successors and assigns and shall inure to the benefit of Mortgagee and its successors and assigns. Manager shall not assign all or any of its rights, obligations or interests in and to the Management Agreement without the prior written consent of Mortgagee or except in accordance with the terms of the Indenture.

           4.   MORTGAGOR CONSENT.   Mortgagor has  joined herein
to   evidence   its   consent   to   the   terms,  covenants  and
conditions contained in this Agreement.

                     NO FURTHER TEXT ON THIS PAGE

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           IN  WITNESS  WHEREOF,  the  parties hereto have caused
this Agreement to be duly  executed  by  their  duly   authorized
representatives, as of the day and year first above written.

                              MANAGER:

                              SHOWBOAT   MARINA  PARTNERSHIP,  an
                              Indiana general partnership


                              By: SHOWBOAT    INDIANA  INVESTMENT
                                  LIMITED  PARTNERSHIP, a  Nevada
                                  limited     partnership,    its
                                  general partner

                              By: SHOWBOAT  INDIANA,   INC.,    a
                                  Nevada     corporation,     its
                                  general partner



                              By: /s/ J. Keith Wallace
                                  Name:   J. Keith Wallace
                                  Title:  President   and   Chief
                                         Executive Officer

                              MORTGAGOR:

                              SHOWBOAT MARINA CASINO  PARTNERSHIP


                              By: SHOWBOAT  MARINA   PARTNERSHIP,
                                  an Indiana general partnership,
                                  its general partner

                              By: SHOWBOAT   INDIANA   INVESTMENT
                                  LIMITED  PARTNERSHIP, a  Nevada
                                  limited      partnership,   its
                                  general partner

                              By: SHOWBOAT   INDIANA,   INC.,   a
                                  Nevada corporation, its general
                                  partner



                              By: /s/ J. Keith Wallace
                                 Name:   J. Keith Wallace
                                 Title:  President    and   Chief
                                         Executive Officer

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                              MORTGAGEE:

                              AMERICAN BANK NATIONAL ASSOCIATION,
                              a national banking association

                              By: /s/ Frank P.Leslie III
                                  Name:  Frank P. Leslie III
                                  Title: Vice President

                              By: /s/ Thomas M. Korsman
                              Name:  Thomas M. Korsman
                              Title: Vice President

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STATE OF INDIANA  )
                  SS:
COUNTY OF LAKE    )


     Before me, a Notary Public in and for said County and State, personally appeared J. Keith Wallace, the authorized signatory of Showboat Marina Partnership, a general partnership organized and existing under the laws of the State of Indiana, and acknowledged the execution of the foregoing instrument as such authorized signatory acting for and on behalf of said partnership.

      Witness my hand and Notarial Seal this 28 day of March, 1996.




                                 /s/
                                 Signature



                                 Printed            Notary Public


My Commission Expires:           County of Residence:


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STATE OF INDIANA  )
                  SS:
COUNTY OF LAKE    )


     Before me, a Notary Public in and for said County and State, personally appeared J. Keith Wallace, the authorized signatory of Showboat Marina Casino Partnership, a general partnership organized and existing under the laws of the State of Indiana, and acknowledged the execution of the foregoing instrument as such authorized signatory acting for and on behalf of said partnership.

      Witness my hand and Notarial Seal this 28 day of March, 1996.




                                 /s/
                                 Signature



                                 Printed            Notary Public


My  Commission Expires:          County of Residence:

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STATE OF MINNESOTA)
                  ) SS:
COUNTY OF RAMSEY  )


     Before me, a Notary Public in and for said County and State, personally appeared Frank P. Leslie III and Thomas M. Korsman the authorized signatories of American Bank National Association, a national banking association, and acknowledged the execution of the foregoing instrument as such authorized signatories acting for and on behalf of American Bank National Association.

      Witness my hand and Notarial Seal this 28th day of March, 1996.


                                 /s/ Colleen D. Schwab
                                 Signature

                                 Colleen D. Schwab
                                 Printed            Notary Public

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                              EXHIBIT A

                          LEGAL DESCRIPTION

That part of Fractional Section 22, and Fractional Section 15, Township 37 North, Range 9, West of the Second Principal Meridian in Lake County, Indiana, more particularly described as follows:
Commencing at Point "G" on the Southeasterly bulkhead line (established by the U.S. Government permits of March 27, 1908, October 15, 1929, and July 5, 1932), said point also being on the Southwesterly right-of-way line of Aldis Avenue extended, (said point being established by a "T" rail set in concrete); thence along the Southwesterly line of Aldis Avenue South 46 degrees 46'06" East (assumed record bearing), 1376.00 feet to Point "R" on Plat of Survey prepared by the County Surveyor of Lake County, Indiana, dated July 3, 1958, said point being the POINT OF BEGINNING, said Point being at the intersection of the centerline of vacated Lake Place and the Southwesterly right-of-way lien of Aldis Avenue;

thence along the centerline of vacated Lake Place North 43 degrees 15'00" East a distance of 66.30 feet to Point "Q" on the northeasterly right-of-way line of Aldis Avenue;
thence North 35 degrees 15'53" East a distance of 134.74 feet, (measured North 34 degrees 53'04" East, 134.78 feet);
thence North 87 degrees 48'17" East a distance of 79.47 feet; thence North 45 degrees 33'40" East a distance of 100.50 feet; thence North 27 degrees 26'34" East a distance of 102.39 feet; thence North 35 degrees 50'46" East a distance of 100.24 feet; thence North 43 degrees 17'00" East a distance of 100.18 feet; thence North 73 degrees 22'05" East a distance of 92.36 feet; thence South 88 degrees 52'08" East a distance of 85.40 feet; thence South 45 degrees 50'45" East a distance of 106.63 feet; thence South 28 degrees 53'00" East a distance of 115.60 feet; thence South 29 degrees 55'11" East a distance of 84.42 feet; thence South 20 degrees 54'05" East a distance of 100.04 feet; thence South 19 degrees 45'23" East a distance of 100.01 feet; thence South 15 degrees 10'45" East a distance of 100.24 feet; thence South 13 degrees 49'39" East a distance of 64.28 feet; thence South 09 degrees 56'52" East a distance of 113.06 feet; thence South 04 degrees 06'11" East a distance of 100.97 feet; thence South 13 degrees 30'52" West a distance of 101.43 feet; thence South 12 degrees 57'25" West a distance of 101.27 feet; thence South 28 degrees 36'02" East a distance of 100.89 feet; thence South 36 degrees 52'10" East a distance of 100.32 feet; thence South 44 degrees 18'16" East a distance of 100.12 feet; thence South 63 degrees 14'35" East a distance of 107.70 feet; thence South 83 degrees 56'42" East a distance of 90.42 feet; thence North 03 degrees 16'06" East a distance of 100.05 feet; thence North 36 degrees 03'33" East a distance of 38.83 feet; thence South 30 degrees 27'20" East a distance of 37.74 feet; thence South 03 degrees 35'32" East a distance of 100.40 feet;

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thence South 01 degrees 33'00" West a distance of 100.00 feet;
thence South 02 degrees 24'49" West a distance of 112.44 feet; thence South 06 degrees 04'10" East a distance of 58.35 feet; thence South 08 degrees 43'41" East a distance of 182.27 feet to a point on the Southwesterly line of Aldis Avenue extended; thence Southeasterly along the Southwesterly line of Aldis Avenue South 46 degrees 46'06" East a distance of 15.24 feet;
thence South 01 degrees 46'06" East a distance of 325.27 feet to a brass plug in concrete found at Point "C" on the Northeasterly right-of-way of vacated Baltimore Street;
thence Northwesterly along the Northeasterly right-of-way line of vacated Baltimore Street North 46 degrees 46'06" West a distance of 1285.87 feet, (1284.97 feet measured);
thence South 43 degrees 13'54" West a distance of 15.90 feet (15.81 feet measured);
thence North 55 degrees 51'36" West a distance of 465.73 feet; thence North 43 degrees 15'00" East a distance of 319.49 feet on the Southwesterly line of Aldis Avenue extended;
thence Northwesterly along the Southwesterly line of Aldis Avenue extended North 46 degrees 46'06" West a distance of 330.00 feet to the POINT OF BEGINNING, containing 27.23 acres, more or less, all in East Chicago, Lake County, Indiana.

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